SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2002

PANAMERICAN BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Sheridan Street, Hollywood, Florida 33021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 985-3900

SOUTHERN SECURITY BANK CORPORATION

(Former name or former address, if changed since last report)

ITEM 5. Other Events. On September 3, 2002, Floyd D. Harper, chief financial officer of the Registrant, resigned to pursue other interests. Alfredo Barreiro has been named as Mr. Harper’s successor.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANAMERICAN BANCORP

	By:	/s/ Michael Golden

	Its:	President — CEO

Dated: September 20, 2002

2